Health Care Costs Payable (Notes)	12 Months Ended
Dec. 31, 2011
Health Care Costs Payable [Abstract]
Health Care Costs Payable

6.	Health Care Costs Payable

The following table shows the components of the change in health care costs payable during 2011, 2010 and 2009:

(Millions)	2011	2010	2009
Health care costs payable, beginning of the period	$2,630.9	$2,895.3	$2,393.2
Less: Reinsurance recoverables	1.7	1.9	2.0
Health care costs payable, beginning of the period, net	2,629.2	2,893.4	2,391.2
Acquisition of businesses	89.4	—	1.1
Add: Components of incurred health care costs
Current year	22,047.9	23,045.6	24,127.2
Prior years	(394.4)	(326.0)	(66.0)
Total incurred health care costs	21,653.5	22,719.6	24,061.2
Less: Claims paid
Current year	19,642.9	20,588.5	21,401.1
Prior years	2,057.0	2,395.3	2,159.0
Total claims paid	21,699.9	22,983.8	23,560.1
Health care costs payable, end of period, net	2,672.2	2,629.2	2,893.4
Add: Reinsurance recoverables	3.3	1.7	1.9
Health care costs payable, end of the period	$2,675.5	$2,630.9	$2,895.3

Our prior year estimates of health care costs payable decreased by approximately $394 million, $326 million and $66 million in 2011, 2010 and 2009, respectively, resulting from claims being settled for amounts less than originally estimated. These reductions were primarily the result of lower health care cost trends as well as the actual claim submission time being faster than we assumed in establishing our health care costs payable in the prior year. These reductions were offset by estimated current period health care costs when we established our estimate of the current year health care costs payable. When significant decreases (increases) in prior-year health care cost estimates occur that we believe significantly impact our current year operating results, we disclose that amount as favorable (unfavorable) development of prior-years health care cost estimates. In 2011, we had approximately $207 million pretax of favorable development of prior-years health care cost estimates that primarily resulted from lower than projected paid claims in the first half of 2011 for claims incurred in the latter half of 2010 caused by lower than projected utilization of medical services. In 2010, we had approximately $118 million pretax of favorable development of prior-years health care cost estimates that primarily resulted from lower than projected paid claims in the first half of 2010 for claims incurred in the latter part of 2009 caused by lower than projected utilization of medical services driven by the abatement of H1N1 and other flu, among other factors. In 2009, we had approximately $116 million of unfavorable development of prior-years health care cost estimates that was driven by unusually high paid claims activity in the first half of 2009 related to the second half of 2008.